Exhibit 10.12

                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

            This INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (this "Agreement"), dated as of March 15, 2002 (the "Effective Date"), is made by and between Geoworks Corporation, a Delaware corporation ("Seller"), and ACCESS Co., Ltd., a Japanese corporation ("Buyer").

                                    RECITALS

            WHEREAS, Seller is the owner of the patents and patent applications listed on Schedule A attached hereto, which are either issued or pending, (including the divisionals, continuations, continuations-in-part, extensions, renewals, re-issues or re-examinations) respectively, in the United States or a foreign country, (collectively, the "Patents");

            WHEREAS, Seller has agreed to sell to Buyer and Buyer has agreed to purchase from Seller the Patents and to assume certain contracts identified on Schedule A; and

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, do covenant and agree as follows:

      0. Assignment of Patents. Subject to the terms and conditions set forth herein, Seller does hereby assign, transfer, set over, and deliver to Buyer all of Seller's right, title, and interest in and to the Patents subject to any rights previously granted therein together with (i) all patents granted on any applications included in the Patents, all continuations, continuations-in-part, divisionals, extensions, renewals, reissues and re-examinations of the Patents and foreign counterparts, and all other issued patents and applications (currently filed or to be filed in the future) anywhere in the world that claim the benefit of priority of any patent or application included in the Patents,
(ii) all causes of actions in favor of the Patent, claims and demands or other rights accruing in favor of the Patent, or arising from any infringement of the Patents, on or after the Effective Date, and (iii) all rights corresponding thereto throughout the world (with the exception of existing contractual rights that survive assignment of the Assigned Contracts (as defined below) and those causes of action arising from past infringement ), including, but not limited to, the right to assert any attorney-client or work product privilege related to the prosecution or analysis thereof, to the extent such privileges have not been waived prior to the Effective Date, and to the extent assignable without waiving these privileges with respect to matters unrelated to the Patents.

      1. Delivery of Files and Payment. On or before the Effective Date and as requested by Buyer, Seller shall deliver the complete file history of each of the Patents and a docket of such Patents to the extent it has such materials in its possession or under its control. In consideration of the assignment granted by Seller to Buyer above, Buyer shall pay to Seller the Purchase Price as set forth in Schedule B by wire transfer to Seller's designated account and shall enter into the professional services agreement described in Section 8 below.

      2. Further Assurances by Seller. Seller further agrees, without further consideration, to cause to be performed such customary and lawful acts and to be executed such further assignments and other lawful documents as Buyer may reasonably request to effectuate fully this Agreement and to permit Buyer to be duly recorded as the registered owner and proprietor of the rights hereby conveyed, including, but not limited to, a separate Assignment in the form of Schedule C attached hereto.

      3. No Maintenance Obligations. Neither Party will be obligated hereunder to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force after the Effective Date.

      4. Assignment of Contracts.. Seller hereby assigns and Buyer hereby assumes the rights and obligations of the Seller in the contracts identified on Schedule A as of the Effective Date (the "Assigned Contracts"). Seller shall deliver original copies of the Assigned Contracts to Buyer by the Effective Date.

      5. Representations and Warranties. Seller hereby represents and warrants that, as of the Effective Date: (a) to Seller's knowledge, there are no actions, claims, liens, suits or proceedings pending or threatened against the Patents, the Assigned Contracts or Seller's rights therein; (b) to Seller's knowledge, there are no liens, claims, restrictions, encumbrances or licenses of any kind on the Patents, except as identified on Schedule D; (c) Seller is the current owner of each of the Patents and has good title to each of the Patents in recordable form, (d) Seller has full right and authority to enter into this Agreement, (e) the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby will not conflict with, violate, result in a breach or termination of, or constitute a default under any agreement relating to the Patents, the Assigned Contracts or Seller's rights therein or constitute a violation of any judgment, injunction, order or decree or result in the creation of any liens, claims, encumbrances or licenses of any kind on the Patents, the Assigned Contracts or Seller's rights therein,
(f) no claim by any third party contesting the validity, priority, or enforceability of any of the Patents has been received by Seller or to the knowledge of Seller is currently outstanding, except as identified on Schedule D, and (h) Seller has disclosed to Buyer all of its filed Patents, whether pending or issued, including all continuations, divisionals, continuations-in-part, extensions, renewals, reissues, and re-examinations.

      6. Non-Assertion by Seller As of the Effective Date, Seller hereby covenants that, neither it nor its successors or assigns shall assert against Buyer, its affiliates or their respective successors, customers, assigns or licensees, any claims for past, present or future patent infringement based upon use, manufacture, sale, or import of the inventions covered by the Patents and irrevocably waives all such claims.

      7. Non-Assertion by Buyer. As of the Effective Date, Buyer hereby covenants that, neither it nor its successors or assigns shall assert against Seller, its wholly-owned subsidiaries or their respective successors, any claims for past, present or future patent infringement based upon use, manufacture, sale, or import of the inventions covered by the Patents and irrevocably waives all such claims. Furthermore, Buyer hereby covenants that, neither it nor its successors or assigns shall assert against Seller's customers, assigns, licensees or purchaser(s) of Seller's Mobile Server Plus, AirBoss, GEOS and GEOS-SC technologies and its or their affiliates, successors, customers, assigns or licensees, any claims for past, present or future patent infringement of the Patents based upon use, manufacture, sale, or import of such Mobile Server Plus, AirBoss, GEOS and GEOS-SC technologies.

      8. Professional Services. Buyer shall pay Seller three minimum payments of $100,000 each by September 30, 2002, December 30, 2002 and March 31, 2003 (or within thirty days after any earlier delivery of services and billing) for a total of $300,000 on account of professional services to be ordered within one year after the Effective Date. Seller will provide these services pursuant to its form professional services agreement at the same rates applicable to its best Japanese customers for an agreed upon scope of work or on any other terms reasonably acceptable to the parties. The parties shall use reasonable, good faith efforts to agree on these terms. Additionally, Buyer shall provide its standard training on its technology to four of Seller's staff in the San Francisco Bay area at no charge to Seller at mutually agreeable times.

      9. Confidentiality.

      9.1 Each party (the "Receiving Party") shall keep confidential from third parties (except for contractors or employees who have a need to have access to and knowledge of any Confidential Information (as defined below) solely for the purposes authorized herein and which contractors or employees have signed an agreement substantially similar to that contained herein) all proprietary and confidential information ("Confidential Information") of the other party (the "Disclosing Party") disclosed to the Receiving Party and shall not use the Disclosing Party's Confidential Information except as authorized under this Agreement. Patents and all materials relating thereto shall be deemed Confidential Information of Buyer under this Section after payment of the Purchase Price.

      Section 9.1 imposes no confidentiality obligation with respect to information that: (i) was known to the Receiving Party without a duty of confidentiality before receipt from the Disclosing Party as evidenced by written records made prior to such receipt or disclosure; (ii) is or becomes a matter of public knowledge through no fault of the Receiving Party or any of its agents;
(iii) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; or (iv) is independently developed by the Receiving Party as evidenced by written records of the Receiving Party. The confidentiality obligations under Section 9.1 shall terminate ten (10) years after the Effective Date.

      9.2 Neither party shall divulge to third parties without the prior written consent of the other party any of the conditions of this Agreement, unless disclosure is required by law or by orders of courts or governments; provided in such case, reasonable advance notice shall be provided to the Disclosing Party to permit such party to seek appropriate protective orders prior to any disclosure. Seller can elect to file this Agreement with the Securities and Exchange Commission as a material exhibit to its public filings without further notice to Buyer.

      10. Indemnification. (a) Seller shall defend, indemnify and hold harmless Buyer and its officers, directors, employees, shareholders, successors and assigns from and against any and all loss, damages, liabilities, settlement costs and expenses (including reasonable legal expenses and the reasonable expenses of other professionals) as incurred, resulting from or arising out of
(i) any material breach, violation, default non-fulfillment of, or inaccuracy in, any of the representations or warranties or covenants made by Seller in
Section 5 of this Agreement and (ii) any breach by Seller of the Assigned Contracts occurring prior to the Effective Date. As a condition to such defense and indemnification, Buyer will provide Seller with prompt written notice of the claim and permit Seller to control the defense and settlement of any such claim. Buyer may employ counsel at its own expense to assist it with respect to any such claim; provided, however, that if such counsel is necessary because of a conflict of interest of either Seller or its counsel or because Seller does not assume control, Seller will bear the expense of such counsel. Buyer shall have no authority to settle any claim on behalf of Seller. Any claim for indemnification must be brought within one year after learning of the accrual of any cause of action.

      (b) Buyer shall defend, indemnify and hold harmless Seller and its officers, directors, employees, shareholders, successors and assigns from and against any and all loss, damages, liabilities, settlement costs and expenses (including reasonable legal expenses and the reasonable expenses of other professionals) as incurred, resulting from or arising out of any breach by Buyer of the Assigned Contracts occurring on or after the Effective Date. As a condition to such defense and indemnification, Seller will provide Buyer with prompt written notice of the claim and permit Buyer to control the defense and settlement of any such claim. Seller may employ counsel at its own expense to assist it with respect to any such claim; provided, however, that if such counsel is necessary because of a conflict of interest of either Buyer or its counsel or because Buyer does not assume control, Buyer will bear the expense of such counsel. Seller shall have no authority to settle any claim on behalf of Buyer. Any claim for indemnification must be brought within one year after learning of the accrual of any cause of action.

      11. Disclaimer of Warranties and Limitation of Liability. EXCEPT FOR THE WARRANTIES SET FORTH IN SECTION 5 ("REPRESENTATIONS AND WARRANTIES"), UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT. SELLER SPECIFICALLY DOES NOT WARRANT THE VALIDITY OR ENFORCEABILITY OF THE PATENTS. EXCEPT FOR A BREACH BY EITHER PARTY OF SECTION 9 ("CONFIDENTIALITY"), IN NO EVENT WILL EITHER PARTY HEREUNDER BE LIABLE, IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE OR OBLIGATED UNDER THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, BREACH OF WARRANTY, STRICT LIABILITY, OR ANY OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS OF THE AMOUNT OF $500,000 PAID TO GEOWORKS UNDER SECTION 1 ("PURCHASE PRICE"), PLUS, IN THE CASE OF BUYER, AFORESAID $500,000 AND THE PROFESSIONAL SERVICES FEES DESCRIBED IN SECTION 8.

      12. Miscellaneous

      a. Assignment. This Agreement shall be binding on each party's lawful successors and assigns.

      b. Governing Law. THIS AGREEMENT WILL BE DEEMED TO HAVE BEEN MADE IN AND THE VALIDITY, PERFORMANCE, CONSTRUCTION AND EFFECT OF THIS AGREEMENT AND THE TRANSACTIONS TO WHICH IT RELATES, SHALL BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA EXCLUDING (i) ITS CHOICE OF LAW RULES AND (ii) THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

      c. Consent to Jurisdiction. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN SAN FRANCISCO COUNTY, IN THE STATE OF CALIFORNIA IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY COVENANTS AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT SUCH PARTY IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURT, THAT SUCH PARTY'S PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT, OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. The prevailing party in any action shall be entitled to recover its reasonable attorneys' charges in addition to such other relief as is awarded. Late payments bear interest at the rate of one percent per month.

      d. Notice. All notices and invoices required to be sent by either party under this Agreement will be deemed given: (a) when sent by confirmed facsimile;
(b) three (3) business days after being sent by commercial overnight courier with written verification of receipt; or (c) when received after being mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified. Notices will be sent to the respective addresses set forth below, or at such other address that may hereinafter be designated in writing.

Seller: Geoworks Corporation, 6550 Vallejo Street, Suite 102, Emeryville, CA
94608

Buyer: ACCESS Co., Ltd., Hirata-Building, 2-8-16, Sarugaku-Cho, Chiyoda-Ku, Tokyo 101-0064

      e. Entire Understanding. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and the transactions contemplated hereby and supersedes all previous or contemporaneous negotiations, representations and writings among them relating thereto.

      f. Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      g. Amendment. No provision of this Agreement may be waived, changed, terminated, modified or discharged, orally or otherwise, except by a writing of subsequent date hereto, executed by both parties.

      h. Remedies Cumulative. No remedy conferred upon any of the parties by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

      i. Separability. In the event any provision hereof, or the application thereof in any circumstances, is held to be invalid, illegal or unenforceable by a final or unappealable order, decree or judgment of any court, this Agreement will be construed as though such provision did not appear therein within the jurisdiction of such court and the Agreement shall otherwise remain in full force and effect in such jurisdiction and in its entirety in other jurisdictions.

      j. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto. Nothing herein, express or implied, is intended to or shall confer upon any person or entity, other than the parties hereto, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      k. Relationship Between Parties. Nothing herein contained shall be construed to place the parties in the relationship of partners, joint venturers, principal and agent, or employer and employee, and neither party shall have the power to obligate or bind the other party in any manner whatsoever. Each party shall be responsible for the acts, negligence and omissions of its employees, agents and representatives.

      l. Headings. The headings of the Articles and Sections contained in this Agreement are included for convenience only and shall be given no effect in the construction or interpretation of this Agreement.

      m. Survival. All of the provisions of this Agreement will survive any expiration or termination of this Agreement.

      n. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually, or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Execution may be effected by delivery of facsimiles of signature pages (and the parties shall follow such delivery by prompt delivery of originals of such pages).

IN WITNESS WHEREOF, the undersigned have caused this Intellectual Property Assignment Agreement to be executed as of the Effective Date.

Seller: Geoworks Corporation


By: \S\
    ---------------------------------------
    Timothy Toppin, Chief Financial Officer



Buyer:  ACCESS Co., Ltd.


By: \S\
    ---------------------------------------
    Nobuya Murofushi,
    Executive Director
    Chief Financial Officer

                                  SCHEDULE A TO
                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

                            PATENTS AND APPLICATIONS

The following list includes all Patents including issued and pending applications and all continuations, continuations-in-part, divisionals, extensions, renewals, and reissues and re-examinations, and all foreign counterparts.

                                                Patent No. /     Issued/
      Jurisdiction         Patent               (App. No.)       (Date App.)
      ------------         ------               ---------        -----------

         US                                     #5,327,529       05 Jul 1994
         Japan                                  #2,794,339       03 Sep 1998
         US                                     #5,742,905       21 Apr 1998
         US                                     #6,317,781       13 Nov 2001
         US                                     #6,173,316       09 Jan 2001

         As well as:

            - Application No. 87527/91 (through PCT) in Australia as a foreign counterpart of US '529 patent.

            - EP Application No. 1070288 (through PCT) as a foreign counterpart of US '316 patent.

            - EP Application No. 1152332 as a divisional of above ' 288 EP application.

            - EP Application No. 1152333 as a divisional of above ' 288 EP application.

            - Application No. 35503/99 (through PCT) in Australia as a foreign counterpart of US '316 patent.

            -     US 5742668 patent as a continuation of US '905 patent.

            - Japanese Application No. H9-511884 (through PCT) as a foreign counterpart of US '905 patent.

            - EP Application No. 782805 (through PCT) as a foreign counterpart of US '905 patent.

            - Canadian 2199802 patent as a foreign counterpart of US '905 patent.

            - Taiwanese 307080 patent as a foreign counterpart of US '905 patent.

            -     Thai 087464 patent as a foreign counterpart of US '905 patent.

            - Singaporean 56289 patent as a foreign counterpart of US '905 patent.

            - Australian 706391 patent as a foreign counterpart of US '905 patent.

            - Indonesian 5742668 patent as a foreign counterpart of US '905 patent.

                               ASSIGNED CONTRACTS*

* all licenses for Flex UI (US Patent No. 5,327,529 and Japan Patent No. 2,794,339)

                                                          Company                      Effective
Licensee                                                   Size(1)        Term            Date        Termination Date
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Apache Software Consulting Inc.                            Small         1 yr.          1/1/2001          1/1/2002
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Charles Schwab & Co., Inc.                                 Large       Full Term       11/1/2000       Annual payment
                                                                                                          required
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Digital Paths                                              Small         1 yr.         2/18/2000        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------

------------------------------------------------------- ------------- ------------- ----------------- -----------------
FusionOne, Inc.                                            Small         1 yr.          8/1/2001        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Harbourlight Production, Inc.                              Small         1 yr.          2/1/2001          2/1/2002
------------------------------------------------------- ------------- ------------- ----------------- -----------------
HiddenMind Technology, Inc.                                Small       1yr. 5mos.       8/1/2001        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Jataayu Software (P) Ltd.                                  Small         1 Yr.          5/1/2001          5/1/2002
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Kyocera Wireless Corporation                               Large         3 Yrs.        4/11/2001        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Matsushita Electric Industrial Co., Ltd.                   Large       Full Term       11/1/2000
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Mitsubishi Electric Corporation                            Large       Full Term       3/31/2001
------------------------------------------------------- ------------- ------------- ----------------- -----------------
MobileID Inc.                                                ?           1 Yr.         6/15/2000        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
My Docs Online, Inc.                                       Small         1 Yr.          5/1/2000        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
NEC Corporation                                            Large         3 Yr.         4/10/2001        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------

------------------------------------------------------- ------------- ------------- ----------------- -----------------
PhoneFish                                                  Small         1 Yr.          1/1/2001          1/1/2002
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Practical Sales Tools                                      Small         1 Yr.          1/1/2001          1/1/2002
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Seagull Software Systems, Inc.                             Large         3 Yr.         3/31/2001        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Senada.com, Inc.                                           Small         1 Yr.          7/1/2000        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
SmatRay.com                                                Small         1 Yr.          8/1/2000          8/1/2001
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Systems Engineering Consultants Co., Ltd.                  Large         1 Yr.         7/10/2000        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------
Zygo Communications Ltd.                                   Small         1 Yr.          2/1/2000        Auto Renewal
------------------------------------------------------- ------------- ------------- ----------------- -----------------

(1) Large companies have revenues of $1,000,000 or more; small companies have revenues under $1,000,000

                                  SCHEDULE B TO
                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

The "Purchase Price" for all Patents listed in Schedule A is equal to: US$ 500,000 which is payable by wire transfer to the account designated by Seller as follows:

(i)   US$ 300,000 on the Effective Date;

(ii) US$ 200,000 within twenty (20) days after Buyer's registration as an owner of all US patents included in the Patents at the US Patent and Trademark Office.

                                  SCHEDULE C TO
                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT

                              ASSIGNMENT OF PATENTS

           This ASSIGNMENT OF PATENTS, dated as of _________,("Assignment"), by _______________ ("Assignor"), with an address __________________________, in favor of ______________, a __________corporation ("Assignee"), with its principal place of business at __________________________.

                                    RECITALS

            WHEREAS, Assignor is the owner of the patents, patent applications and utility models listed on Exhibit A attached hereto, which are either issued or pending (including the divisionals, continuations, continuations-in-part, extensions, renewals, re-issues or re-examinations), respectively, in the United States or a foreign country (collectively, the "Patents"); and

            WHEREAS, Assignor and Assignee are parties to that certain Intellectual Property Assignment Agreement, dated as of March 15, 2002, pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to purchase from Assignor the Patents.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to the terms and conditions of that certain Intellectual Property Assignment Agreement dated as of March 15, 2002, Seller does hereby assign, transfer, set over, and deliver to Buyer all of Seller's right, title, and interest in and to the Patents subject to any rights previously granted therein together with (i) all patents granted on any applications included in the Patents, all continuations, continuations-in-part, divisionals, extensions, renewals, reissues and re-examinations of the Patents and foreign counterparts, and all other issued patents and applications (currently filed or to be filed in the future) anywhere in the world that claim the benefit of priority of any patent or application included in the Patents,
(ii) all causes of actions in favor of the Patent, claims and demands or other rights accruing in favor of the Patent, or arising from any infringement of the Patents, on or after the Effective Date, and (iii) all rights corresponding thereto throughout the world (with the exception of existing contractual rights that survive assignment of the Assigned Contracts and those causes of action arising from past infringement ), including, but not limited to, the right to assert any attorney-client or work product privilege related to the prosecution or analysis thereof, to the extent such privileges have not been waived prior to the Effective Date, and to the extent assignable without waiving these privileges with respect to matters unrelated to the Patents.

            Assignor further agrees, without further consideration, to cause to be performed such customary and lawful acts and to be executed such further assignments and other lawful documents as Assignee may reasonably request to effectuate fully this Assignment and to permit Assignee to be duly recorded as the registered owner and proprietor of the rights hereby conveyed.

            IN WITNESS WHEREOF, the undersigned has caused this Assignment to be executed by his signature as of the date above first written.

                                        ASSIGNOR: Geoworks Corporation


                                        By: ________________________________
                                               Timothy Toppin, CFO


Acknowledged and
Accepted:

ASSIGNEE: ACCESS Co., Ltd.

By: _______________________________
       Nobuya Murofushi
       Executive Director
       Chief Financial Officer

                       Exhibit A TO ASSIGNMENT OF PATENTS

                            PATENTS AND APPLICATIONS

The following list includes all Patents including issued and pending applications and all continuations, continuations-in-part, divisionals, extensions, renewals and reissues and re-examinations, and all foreign counterparts.

                                                Patent No. /     Issued/
      Jurisdiction         Patent               (App. No.)       (Date App.)
      ------------         ------               ---------        -----------

          US                                    #5,327,529       05 Jul 1994
          Japan                                 #2,794,339       03 Sep 1998
          US                                    #5,742,905       21 Apr 1998
          US                                    #6,317,781       13 Nov 2001
          US                                    #6,173,316       09 Jan 2001


         As well as:

            - Application No. 87527/91 (through PCT) in Australia as a foreign counterpart of US '529 patent.

            - EP Application No. 1070288 (through PCT) as a foreign counterpart of US '316 patent.

            - EP Application No. 1152332 as a divisional of above ' 288 EP application.

            - EP Application No. 1152333 as a divisional of above ' 288 EP application.

            - Application No. 35503/99 (through PCT) in Australia as a foreign counterpart of US '316 patent.

            -     US 5742668 patent as a continuation of US '905 patent.

            - Japanese Application No. H9-511884 (through PCT) as a foreign counterpart of US '905 patent.

            - EP Application No. 782805 (through PCT) as a foreign counterpart of US '905 patent.

            - Canadian 2199802 patent as a foreign counterpart of US '905 patent.

            - Taiwanese 307080 patent as a foreign counterpart of US '905 patent.

            -     Thai 087464 patent as a foreign counterpart of US '905 patent.

            - Singaporean 56289 patent as a foreign counterpart of US '905 patent.

            - Australian 706391 patent as a foreign counterpart of US '905 patent.

            - Indonesian 5742668 patent as a foreign counterpart of US '905 patent.

                                  SCHEDULE D TO
                 EXCEPTIONS INDICATED IN SECTION 5. (b) and (f)

1.    See the list of Flex UI licensees listed on Schedule A.

2. In the Settlement and License Agreement dated December 28th, 2000 with Openwave Systems, Inc., Seller settled litigation with Openwave and cross licensed the Flex UI patents along with one other patent then or within eighteen months thereafter owned by Geoworks to be selected by Openwave by the end of this eighteen month period. Therefore, the Flex UI patents are and potentially one additional Patent could be subject to the terms of this agreement.

3.    In the Cross-License Agreement dated September 1, 2000 with
Telefonaktiebolaget LM Ericsson, the Flex UI patents, US patent #5,742,905, US patent #6,317,781 and US #5,742,668 patent (as a continuation of US '905 patent), were cross licensed to Ericsson and its affiliates and will remain subject to the terms of this agreement.

4. In connection with the purchase of the AirBoss business unit from Telcordia Technologies, Inc., Telcordia assigned several patents to Geoworks, including US patents #5,742,905 and #5,742,668 patent (as a continuation of US '905 patent), and Geoworks licensed back the rights to these patents to Telcordia and its affililates. Therefore, the #905 Patent remains subject to the terms of this agreement.

5. In the License Agreement dated October 8, 2001 with GoAmerica Corporation, the Flex UI patents were licensed to GoAmerica and its affilates along with another patent of Geoworks. The Flex UI patents will remain subject to this agreement.

6. In the conduct of its business, Geoworks sold and licensed various products that may have incorporated technologies infringing on the Patents to various persons. Also, in connection with the sale of its legacy assets, i.e., the AirBoss, Mobile Server Plus, GEOS and GEOS-SC technologies, Geoworks has agreed that neither it nor any successor in interest to any of the Patents would sue such purchaser, its suppliers or customers for any infringement of the Patents occasioned by the manufacture, use or distribution of such legacy assets. Therefore, Buyer's ability to sue such persons for infringement would be limited by such agreements.


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